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                                                                    Exhibit 99.2
CONTACTS:         Robert Clements and Peter Appel
                  Arch Capital Group Ltd.
                  (203) 862-4300

                             ARCH CAPITAL GROUP LTD.
          CLOSES ACQUISITION OF AMERICAN INDEPENDENT INSURANCE COMPANY

         GREENWICH, CONNECTICUT, FEBRUARY 28, 2001 - Arch Capital Group Ltd. [NASDAQ: ACGL] announced today that it has consummated the previously announced reorganization transaction pursuant to which the Company has acquired all of the common stock of one of its current investee companies, American Independent Insurance Company.

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